Cherry
Bekaert &
Holland, L.L.P.
[LOGO]

                                  May 13, 1999

Office of the Chief Accountant
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, D.C.  20549

via fax to 202-942-9656
-----------------------

                              Re:  Crowell & Co., Inc.
                                   Commission File Number 0-7765

Dear Sirs:

We received notice on May 12, 1999, of the filing by Crowell & Co., Inc. ("the Company") of an amended Form 8-K on May 13, 1999.

We agree with the statements in the amended Form 8-K in the following respects:

    We were dismissed as the independent auditors of the Company on March 3, 1999.

    There were no disagreements with the Company within the two-year period ended December 31, 1997 on matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure; or during the interim period of January 1, 1998 through August 21, 1998, the date of our report on the Company's financial statements for the years ended December 31, 1997 and 1996. We have not performed any services for the Company since we issued our report on the 1997 and 1996 financial statements. Our report on the Company's financial statements for the years ended December 31, 1997 and 1996 contain an unqualified opinion.

We have no knowledge of the other events described by the Company in the filing.

                                        Yours very truly,

                                        CHERRY, BEKAERT & HOLLAND, L.L.P.

                                        /s/ Stephen D. Farmer

                                        Stephen D. Farmer, CPA
                                        Partner

cc:  Mr. Mark L. Gilliam
     Crowell & Co., Inc.


                        Cherry, Bekaert & Holland, L.L.P.
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